UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment to Form 8-K (this “Form 8-K/A”) is being filed to amend and supplement a Form 8-K filed by ALJ Regional Holdings, Inc. (“ALJ”) on December 17, 2018 (the “Form 8-K”).  In the Form 8-K, ALJ disclosed its financial results for the fourth quarter and year ended September 30, 2018 and announced a conference call to be held on January 10, 2019 at 4:30 Eastern Standard Time.  Included as part of that announcement was a telephone number and web link for the conference call.  This morning, ALJ was advised by the conference call provider (the “Conference Call Service”) that the web link provided by the Conference Call Service and included in the Form 8-K is inaccurate.  The correct web link is set forth below under Item 8.01 and on an amended and restated Exhibit 99.1 attached to this Form 8-K/A.  Other than the corrected web link, there are no other changes to the details of the conference call, the Form 8-K, or ALJ’s financial results for the fourth quarter and year ended September 30, 2018.

Item 2.02 Results of Operations and Financial Condition.

On December 17, 2018, ALJ issued a press release announcing its earnings for the fourth quarter and year ended September 30, 2018, which press release was attached to the Form 8-K as Exhibit 99.1.  As noted above, the press release included an incorrect web link provided by the Conference Call Service.  An amended and restated Exhibit 99.1 with the correct web link is attached to this Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 17, 2018, ALJ issued a press release announcing its earnings for the fourth quarter and year ended September 30, 2018, which press release was attached to the Form 8-K as Exhibit 99.1.  As noted above, the press release included an incorrect web link provided by the Conference Call Service.  An amended and restated Exhibit 99.1 with the correct web link is attached to this Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

This Form 8-K/A is being filed to amend and supplement the Form 8-K.  In the Form 8-K, ALJ disclosed its financial results for the fourth quarter and year ended September 30, 2018 and announced a conference call to be held on January 10, 2019 at 4:30 Eastern Standard Time.  Included as part of that announcement was a telephone number and web link for the conference call.  This morning, ALJ was advised by the Conference Call Service that the web link provided by the Conference Call Service and included in the Form 8-K is inaccurate.  The correct web link is set forth below and on an amended and restated Exhibit 99.1 attached to this Form 8-K/A.  Other than the corrected web link, there are no other changes to the details of the conference call, the Form 8-K, or ALJ’s financial results for the fourth quarter and year ended September 30, 2018.

Investor Conference Call Details

ALJ will host an investor conference call on January 10, 2019 at 4:30 PM Eastern Standard Time.  Participants should dial in 10 minutes prior to the start time by using the following dial-in information and conference ID:

Participant Toll-Free Dial-In Number: (866) 300-4041

Participant International Dial-In Number: (636) 812-6659

Conference ID: 5788964

Participants can also access ALJ’s investor conference call using the following webcast URL: https://edge.media-server.com/m6/p/49ednf7z. A playback of the investor conference call will be available within 24 hours using the same webcast URL.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Earnings Release dated December 17, 2018 (amended and restated to correct web link)

This Form 8-K/A and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ REGIONAL HOLDINGS, INC.

January 10, 2019	By:	/s/ Brian Hartman
	Name:	Brian Hartman
	Title:	Chief Financial Officer